                                 EXHIBIT 10.103

                       SUBDIVISION IMPROVEMENT AGREEMENT

        THIS AGREEMENT, made and entered into this 7th day of March, 1995, by and between PREFERRED EQUITIES CORPORATION (hereinafter referred to as "DEVELOPER"), party of the first part, and the BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF NYE, STATE OF NEVADA (hereinafter referred to as "BOARD"), party of the second part,

                             W I T N E S S E T H :

        WHEREAS, at a regular meeting of the BOARD, held on the 7th day of March, 1995, the DEVELOPER submitted a final Subdivision Map entitled "Calvada Valley North Unit 4" consisting of 97 lots, and relating to the following described property located within Nye County, Nevada:

        A portion of Section 17, Township 19 South, Range 53 East, Mount Diablo Base and Meridian, Nye County, State of Nevada; and

        WHEREAS, approval of said final Subdivision Map was conditioned upon, and subject to, certain improvements required by the laws of the State of Nevada, the ordinances of the County of Nye, or in order to provide for the health, safety, welfare and morals of the citizens of Nye County; and

        WHEREAS, said final Subdivision Map has been examined by Nye County and found to be in compliance with current laws and ordinances in effect as of the date of this Agreement, excepting that certain required improvements have not been completed.

        NOW, THEREFORE, in consideration of the approval of said final Subdivision Map by the BOARD, DEVELOPER promises and agrees, at no expense to Nye County nor its citizens, to complete the following improvements:

1.      IMPROVEMENTS

        The estimated cost of roads, water system, sewer system, and amenities is provided by Crosby, Mead, Benton and Associates (see Exhibit A). The estimated cost of surveying is provided by Sher-Rich Enterprises (see Exhibit
B).

1.1 Roads

Developer shall improve all portions of streets and roads which appear on said map; namely, Atoll Drive, Megan Avenue, Annie Avenue, Edleen Place, Faust Place, Fleetwood Place, Cosmic Place and Linda Street, in conformance with plans submitted to, and approved by, the Public Works Department.
                                                               Cost: $58,010.00

1.2 Sewer Lines and Lift Station

Developer shall construct all sewer lines to service each lot including laterals to each lot abutting Linda Street only; also including the required lift station in conformance with plans and specifications approved by the Nevada Division of Health.
                                                               Cost: $176,959.10

1.3 Water System

Developer shall construct water system lines to provide service to each lot including laterals to each lot abutting Linda Street only, in conformance with plans and specifications approved by the Nevada Division of Health.
                                                               Cost: $203,975.00

1.4 Amenities

        Developer shall construct all amenities related to the lift station including 56 linear feet of 6' high masonry and 12' wide chain link gate.

                                                        Cost: $2,400.00

1.5 Surveying

Developer shall cause each lot to be properly surveyed and monumented in accordance with Nevada Revised Statutes.
                                                        Cost: $3,800.00
                                Total Cost of Improvements: $445,144.10

2.      SECURITY

        The complete performance of construction of the roads, water system, sewer system, amenities and surveying is secured by: A Performance Bond numbered 137-20-20 and dated March 13, 1995 (see Exhibit C) in the amount of $489,658.51, representing 110% of the estimated cost of said improvements.

3.      APPROVAL OF WORK AFTER INSPECTION

        Whenever an authorized representative of the BOARD inspects portions of work as mentioned above, and finds the work performed to be in a satisfactory condition for inclusion in the completed project, the BOARD's representative shall issue a statement of inspection that shall approve the work.

        Inspection and approval of any item of work shall not forfeit the right of the BOARD to require the corrections of workmanship quality or materials at any time during the course of work, although previously approved by oversight.

        The BOARD shall have the right to require reasonable corrections by the Developer of any improvements contained in this Agreement that does not conform to present State and

County standards, specifications, or ordinances even though the plans for the improvement in question may have been approved by the BOARD's representative. DEVELOPER must provide the BOARD copies of all reports, tests, inspections, etc. that are required to be provided to state agencies. Also, DEVELOPER must provide written certification that the construction was completed in accordance with plans and specifications.

4.      MAP REQUIREMENTS ON COMPLETION OF IMPROVEMENTS

        Upon completion of all of the improvements required within this Agreement, the DEVELOPER shall furnish the BOARD with a map that shall accurately indicate the location of manholes; the location, size, and depth of sewer mains, underground water, power, and other lines if any with street plans and profiles for same, including laterals and "Y's" for connection of individual service lines.

5.      TIME LIMIT FOR COMPLETION OF IMPROVEMENTS

        All of the improvements as set forth in the above paragraphs shall be completed no later than three (3) years from the date of this Agreement, failing which the BOARD may, at its option, avail itself of the security provided for the enforcement hereof to cause such improvements to be made by an independent contractor at the expense of the DEVELOPER or the security.

6.      LIABILITY OF DEVELOPER

        DEVELOPER shall save and hold the BOARD harmless and free from any suit or cause of action, claim or demand, which may be brought or made against the DEVELOPER or its successor in interest or its purchaser by any third party arising from the performance or nonperformance of the construction of the subdivision improvements as provided herein or any and all other conditions of this Agreement.

        DEVELOPER shall furthermore continue to be liable to the BOARD for the performance of all terms and conditions of this Agreement regardless of the DEVELOPER's failure to continue work under this Agreement or assignment of its rights to do such work and regardless of the status of ownership of the real property or any portion thereof made the subject of the final Subdivision Map of the Subdivision referred to in this Agreement.

        In the event the BOARD is required to institute legal action to compel performance of this Agreement, or to defend any suit or claim, or liability resulting from or arising out of this Agreement, DEVELOPER shall pay to the BOARD all reasonable attorney's fees, costs of suit, and all other expenses of litigation incurred by the BOARD in connection therewith.

7.      SUCCESSORS OF DEVELOPER

        This Agreement shall be binding upon, and inure to the benefit of all heirs, executors, administrators, successors, assigns, or purchasers of the respective parties to this Agreement, and all terms and conditions contained herein shall be equally binding on said heirs, executors, administrators, successors, assigns, or purchasers.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


COUNTY OF NYE                           DEVELOPER

/s/ Richard Carver                      /s/ Frederick H. Conte
-------------------------------         -----------------------------
Richard Carver, Vice-Chairman           Frederick H. Conte
Board of County Commissioners           Executive Vice President &
                                        Chief Operating Officer
                                        Preferred Equities Corporation

ATTEST:

/s/ Arte Robb
-------------------------------
Arte Robb, County Clerk and
Ex-Officio Clerk of the Board

                                   EXHIBIT A

-------------------------------------------------------------------------------
                        CROSBY MEAD BENTON & ASSOCIATES
                          6345 Balboa, Blvd. Suite 140
                                Encino, CA 91316
                              Tel: (818) 343-5384
-------------------------------------------------------------------------------


                                     FINAL
                      **** CONSTRUCTION COST ESTIMATE ****

Job:  CVN4SW                                    Estimate Date: 27 February 1995
      CALVADA NORTH UNIT NO. 4 SEWER MAIN                  By: Anthony

NOTE: 'c' after Item Dollar Amount Indicates Contingency Item.

                                Quantity        Unit Cost       Item Total

*** SANITARY SEWERS ***

Mains:

10" Pipe, PVC SDR-35..........   3800 LF          14.30         54,340.00  c
8"  Pipe, PVC SDR-35..........   3995 LF          12.70         50,736.50  c
6"  Pipe, PVC.................    606 LF          12.10          7,332.60  c
                                                               ----------
                                         Mains Subtotal:       112,409.10

Manholes:
  Standard Manhole............     27 EA       1,045.00         28,215.00  c
                                                               ----------
                                      Manholes Subtotal:        28,215.00

Miscellaneous:
  Wye.........................     97 EA          55.00          5,335.00
  Lift Station................        LS                        31,000.00  c
                                                               ----------
                                 Miscellaneous Subtotal:        36,335.00

                               SANITARY SEWERS Subtotal:       176,959.10
                                          Contingencies:        17,695.91
                                  SANITARY SEWERS Total:       194,655.01

                                   EXHIBIT A

Construction Cost Estimate - CVN4SW

                                            Quantity    Unit Cost   Item Total
*** AMENITIES & SPECIAL CONSTRUCTION ***

Walls & Fences:
  6' Masonry Wall....................         56 LF       35.00      1,960.00 c
  12' Chain Link Gate................          1 EA      440.00        440.00 c
                                                                    ---------
                                      Walls & Fences Subtotal:       2,400.00

                    AMENITIES & SPECIAL CONSTRUCTION Subtotal:       2,400.00
                                                Contingencies:         240.00
                       AMENITIES & SPECIAL CONSTRUCTION Total:       2,640.00


        *** MAJOR CATEGORY TOTALS (Does Not Include Contingency Costs):

                                SANITARY SEWERS:     176,959.10
               AMENITIES & SPECIAL CONSTRUCTION:       2,400.00
                                                     ----------
               TOTAL COST WITHOUT CONTINGENCIES:     179,359.10

        *** SUMMARY (Including Contingency Costs):

          TOTAL OF COSTS SUBJECT TO CONTINGENCY:     179,359.10
                            CONTINGENCIES @ 10%:      17,935.91
      TOTAL OF COSTS NOT SUBJECT TO CONTINGENCY:           0.00
                                                     ----------
              TOTAL ESTIMATED CONSTRUCTION COST:     197,295.01

                 AVERAGE COST PER LOT (97 LOTS):       2,033.97


NOTES:

  1. Since Crosby, Mead, and Benton has no control over the cost of labor, materials, or equipment, or over the contractor's methods of determining prices, or over competitive bidding or market conditions, our opinions of probable project cost or construction cost provided for herein are to be made on the basis of our experience and qualifications and represent our best judgment as design professionals familiar with the construction industry, but Crosby, Mead, and Benton cannot, and does not, guarantee that proposals, bids, or the construction cost will not vary from opinions of probable cost prepared by the firm.

                                   EXHIBIT A

                        CROSBY MEAD BENTON & ASSOCIATES
                          6345 Balboa Blvd. Suite 140
                                Encino, CA 91316
                              Tel: (818) 343-5384


                                     FINAL
                      **** CONSTRUCTION COST ESTIMATE ****

Job: CVN4W                                    Estimate Date: 27 February 1995
    CALVADA NORTH UNIT NO. 4 WATER EST.                By: ANTHONY

NOTE: 'c' after Item Dollar Amount Indicates Contingency Item.

                                       Quantity     Unit Cost     Item Total

*** WATER DISTRIBUTION ***

Mains:
  8"  P.V.C., C-900 DR-18.........     4,631 LF       11.50      53,256.50 c
 10"  P.V.C., C-900 DR-18.........     2,950 LF       15.40      45,430.00 c
 12"  P.V.C., C-900 DR-18.........     1,355 LF       18.70      25,338.50 c
                                                                ----------
                                            Mains Subtotal:     124,025.00

Valves:
  8" Valve Assembly...............         9 EA      495.00       4,455.00 c
 10" Valve Assembly...............         7 EA      660.00       4,620.00 c
 12" Valve Assembly...............         2 EA      990.00       1,980.00 c
                                                                ----------
                                           Valves Subtotal:      11,055.00

Meters:
  1" House Service................        97 EA       55.00       5,335.00
  1" Meter & Box..................        97 EA      275.00      26,675.00
                                                                ----------

Special Assemblies:
  Fire Hydrant & Assembly.........        15 EA    2,200.00      33,000.00
  1" Combo Air/Vac Relief Valve...         1 EA    1,540.00       1,540.00
  2" Blowoff......................         2 EA      550.00       1,100.00
  Elbow...........................         3 EA       55.00         165.00
  Reducer (10"x8")................         1 EA       55.00          55.00
  Cross...........................         2 EA       55.00         110.00
  Tee.............................         9 EA       55.00         495.00
                                                                ----------
                               Special Assemblies Subtotal:      36,465.00

                                   EXHIBIT A

Construction Cost Estimate - CVN4W

                                 Quantity       Unit Cost       Item Total
Miscellaneous:
   Thrust Blocks................  15 EA           28.00           420.00 c
                                                              ----------
                                Miscellaneous Subtotal:           420.00

                           WATER DISTRIBUTION Subtotal:       203,975.00
                                         Contingencies:        20,397.50
                              WATER DISTRIBUTION Total:       224,372.50

        *** MAJOR CATEGORY TOTALS (Does Not Include Contingency Costs):

                        WATER DISTRIBUTION: 203,975.00
                                            ----------
          TOTAL COST WITHOUT CONTINGENCIES: 203,975.00

        *** SUMMARY (Including Contingency Costs):

     TOTAL OF COSTS SUBJECT TO CONTINGENCY: 203,975.00
                       CONTINGENCIES @ 10%:  20,397.50
 TOTAL OF COSTS NOT SUBJECT TO CONTINGENCY:       0.00
                                            ----------
         TOTAL ESTIMATED CONSTRUCTION COST: 224,372.50

            AVERAGE COST PER LOT (97 LOTS):   2,313.12

NOTES:

1. Since Crosby, Mead, and Benton has no control over the cost of labor, materials, or equipment, or over the contractor's methods of determining prices, or over competitive bidding or market conditions, our opinions of probable project cost or construction cost provided for herein are to be made on the basis of our experience and qualifications and represent our best judgment as design professionals familiar with the construction industry, but Crosby, Mead, and Benton cannot, and does not, guarantee that proposals, bids, or the construction cost will not vary from opinions of probable cost prepared by the firm.

                                   EXHIBIT A

--------------------------------------------------------------------------------
                        CROSBY MEAD BENTON & ASSOCIATES
                          6345 Balboa Blvd. Suite 140
                                Encino, CA 91316
                              Tel: (818) 343-5384
--------------------------------------------------------------------------------

                                     FINAL
                      **** CONSTRUCTION COST ESTIMATE ****

Job: CVN4ST                                     Estimate Date: 27 February 1995
     CALVADA VALLEY NORTE UNIT NO. 4 STREET                By: ANTHONY

NOTE: 'c' after Item Dollar Amount Indicates Contingency Item.


*** ROADWAY/STREET IMPROVEMENTS ***
                                        Quantity     Unit Cost  Item Total
                                        --------     ---------  ----------
Pavements:
26'W-6" Gravel (60R/W full improv.)     4750 LF         5.50    26,125.00 c
13'W-6" Gravel (30R/W 1/2 ST imp)..     2495 LF         4.00     9,980.00 c
26' wide 2" AC ON 6" Base (LINDA St)    1685 LF        13.00    21,905.00 c
                                                                ---------
                                         Pavements Subtotal:    58,010.00

                       ROADWAY/STREET IMPROVEMENTS Subtotal:    58,010.00
                                              Contingencies:     5,801.00
                          ROADWAY/STREET IMPROVEMENTS Total:    63,811.00

        *** MAJOR CATEGORY TOTALS (Does Not Include Contingency Costs):

                ROADWAY/STREET IMPROVEMENTS:      58,010.00
                                                  ---------
           TOTAL COST WITHOUT CONTINGENCIES:      58,010.00

  *** SUMMARY (Including Contingency Costs):

      TOTAL OF COSTS SUBJECT TO CONTINGENCY:      58,010.00
                        CONTINGENCIES @ 10%:       5,801.00
  TOTAL OF COSTS NOT SUBJECT TO CONTINGENCY:           0.00
                                                  ---------
          TOTAL ESTIMATED CONSTRUCTION COST:      63,811.00

                                                                      EXHIBIT B

                       [SHER-RICH ENTERPRISES LETTERHEAD]

Feb. 24, 1995

Nye County Planning
Box 531
Tonopah, Nevada 89049

ATT: Ron Williams

RE: CALVADA VALLEY NORTH UNIT 4

The monuments will be of the character shown and occupy the positions indicated by the Calvada Valley unit 4 Plat and to be installed by February 1, 1997 and a appropriate performance bond of $40.00 per lot to be posted with the Governing Body to assure their installation.


Thank You

/s/ RICHARD L. HAFEN
-------------------------
Richard L. Hafen
PLS 4428

[PROFESSIONAL LAND SURVEYOR STATE OF NEVADA No. 4428 SEAL]
RICHARD L. HAFEN
2/24/95

                                                                      EXHIBIT C
                   [INSURANCE COMPANY OF THE WEST LETTERHEAD]

                                                              Bond No. 137-20-20
Subdivision Bond
Faithful Performance--Public Works

                                SUBDIVISION BOND

KNOW ALL MEN BY THESE PRESENTS: That PREFERRED EQUITIES CORPORATION as Principal, and the INSURANCE COMPANY OF THE WEST, a corporation organized and existing under the laws of the State of California and authorized to transact surety business in the State of Nevada as Surety, are held and firmly bound unto COUNTY OF NYE, NEVADA in the sum of FOUR HUNDRED EIGHTY NINE THOUSAND SIX HUNDRED FIFTY EIGHT AND 51/100 Dollars ($489,658.51), for the payment whereof, well and truly to be made, said Principal and Surety bind themselves, their heirs, administrators, successors, and assigns, jointly and severally, firmly by these presents.

        The condition of the foregoing obligation is such that, whereas the above bounden Principal has entered into a contract dated March 7, 1995, with the COUNTY OF NYE, NEVADA to do and perform the following work, to wit OFFSITE IMPROVEMENTS AT CALVADA VALLEY NORTH UNIT 4, LOCATED WITHIN NYE COUNTY, NEVADA

        NOW, THEREFORE, if the above bounden Principal shall well and truly perform the work contracted to be performed under said contract, then this obligation shall be void; otherwise to remain in full force and effect.

        SIGNED and SEALED this 13th day of MARCH, 1995.

Witness:

BY: /s/ [SIG]
    ----------------------------
                                            PREFERRED EQUITIES CORPORATION

COUNTERSIGNED THIS 13th DAY OF              BY: /s/ [SIG]
MARCH 1995                                      ----------------------------
BY: /s/ [SIG]                                           Principal
   -----------------------------                Executive Vice President
   (NEVADA AGENT)
                                            INSURANCE COMPANY OF THE WEST

                                            /s/ NORMAN E. GRATTAN, JR.
                                            ---------------------------------
                                            NORMAN E. GRATTAN, JR.
                                            ATTORNEY-IN-FACT

STATE OF NEVADA
                  ss
COUNTY OF CLARK


    [STACY ROBINSON SEAL]

       STACY ROBINSON
  Notary Public - Nevada
       Clark County
My appt. exp. Nov. 15, 1998


On this 13TH day of MARCH, in the year 1995, before me, the undersigned Notary Public, in and for the State of NEVADA, personally appeared NORMAN E. GRATTAN, JR., personally known to me (or proven to me on the basis of satisfactory evidence) to be the person who executed the written instrument as Attorney-in-Fact on behalf of the Corporation therein named and acknowledged to me that the Corporation executed it.

Given under my hand and the Notary Seal this 13TH day of MARCH A.D. 1995.

My Commission expires NOVEMBER 15, 1998.



                               /s/ STACY ROBINSON
                            -----------------------
                                 Notary Public

                         INSURANCE COMPANY OF THE WEST
                       HOME OFFICE: SAN DIEGO, CALIFORNIA


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS: That INSURANCE COMPANY OF THE WEST, a Corporation duly authorized and existing under the laws of the State of CALIFORNIA and having its principal office in the City of San Diego, California, does hereby nominate, constitute and appoint:

                             NORMAN E. GRATTAN, JR.

its true and lawful Attorney(s)-in-Fact, with full power and authority hereby conferred in its name, place and stead, to execute, seal, acknowledge and deliver any and all bonds, undertakings, recognizances or other written obligations in the nature thereof.

This Power of Attorney is granted and is signed and sealed by facsimile under and by the authority of the following Resolution adopted by the Board of Directors of INSURANCE COMPANY OF THE WEST at a meeting duly called and held on the 16th day of AUGUST, 1991, which said Resolution has not been amended or rescinded and of which the following is a true, full, and complete copy:

        "RESOLVED, that the Chairman of the Board, the President, an Executive Vice President or a Senior Vice President of the Company, be, and that each or any of them is, authorized to execute Powers of Attorney qualifying the attorney named in the given Power of Attorney to execute on behalf of the Company, bonds, undertakings, and all contracts of suretyship; and that a Vice President, an Assistant Vice President, a Secretary or an Assistant Secretary be, and that each or any of them hereby is, authorized to attest the execution of any such Power of Attorney, and to attach thereto the seal of the Company.

        FURTHER RESOLVED, that the signature of such officers and the seal of the Company may be affixed to any such Power of Attorney or to any certificate relating thereto by facsimile, and any such Power of Attorney or certificate bearing such facsimile signatures or facsimile seal shall be valid and binding upon the Company when so affixed and in the future with respect to any bond, undertaking or contract of suretyship to which it is attached.

        FURTHER RESOLVED, that the Attorney-in-Fact may be given full power to execute for and in the name of and on behalf of the Company any and all bonds and undertakings as the business of the Company may require, and any such bonds or undertakings executed by any such Attorney-in-Fact shall be as binding upon the Company as if signed by an authorized officer of the Company."

IN WITNESS WHEREOF, INSURANCE COMPANY OF THE WEST has caused its official seal to be hereunto affixed and these presents to be signed by its duly authorized officers this 7th day of September, 1994.


[INSURANCE COMPANY OF THE WEST SEAL]      INSURANCE COMPANY OF THE WEST
     INCORPORATED MARCH 1, 1972
             CALIFORNIA

STATE OF CALIFORNIA                       /s/ JOHN L. HANNUM
                      SS:                 ---------------------------------
COUNTY OF SAN DIEGO                       John L. Hannum, Senior Vice President


        On this 7th day of September, 1994 before the subscriber, a Notary Public of the State of California, in and for the County of San Diego, duly commissioned and qualified, came John L. Hannum, Senior Vice President of INSURANCE COMPANY OF THE WEST, to me personally known to be the individual and officer described in and who executed the preceding instrument, and he acknowledged the execution of the same, and being by me duly sworn, deposeth and saith, that he is the said officer of the Corporation aforesaid, and that the seal affixed to the preceding instrument is the Corporate Seal of the said Corporation, and that the said Corporate Seal and his signature as such officer were duly affixed and subscribed to the said instrument by the authority and direction of the said Corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal, at the City of San Diego, the day and year first above written.


[NORMAN PORTER SEAL]

STATE OF CALIFORNIA                              /s/ NORMA PORTER
                      SS:                 ---------------------------------
COUNTY OF SAN DIEGO                                Notary Public


        I, the undersigned, E. Harned Davis, Vice President of INSURANCE COMPANY OF THE WEST, do hereby certify that the original POWER OF ATTORNEY, of which the foregoing is a full, true and correct copy, is in full force and effect, and has not been revoked.

        IN WITNESS WHEREOF, I have hereunto subscribed my name as Vice President, and affixed the Corporate Seal of the Corporation, this 13TH day of MARCH, 1995.


[INSURANCE COMPANY OF THE WEST SEAL]      INSURANCE COMPANY OF THE WEST
     INCORPORATED MARCH 1, 1972
             CALIFORNIA

STATE OF CALIFORNIA                               /s/ E. HARNED DAVIS
                      SS:                 ---------------------------------
COUNTY OF SAN DIEGO                                 E. Harned Davis
                                                    Vice President

                                    [STAMP]

                                OFFICIAL RECORDS
                                 NYE. CO. NEV.

                            Preferred Equities Corp.
                                '95 MAR 23 A9:38

                                     369308

                                  NAOMA LYDON
                                    RECORDER

                               FEE 21.00  DEP top